1 Irene M. Prezelj Vice President Investor Relations FirstEnergy Corp. 76 S. Main Street Akron, Ohio 44308 Tel 330-384-3859 December 8, 2016 TO THE INVESTMENT COMMUNITY:1 On December 6, 2016, FirstEnergy Corp. (FE) announced several developments that advance the company’s strategy of becoming a fully regulated entity. These actions are consistent with the strategy announced on FE’s third quarter 2016 earnings call as well as during the EEI Financial Conference last month, and show progress towards the company’s plan to transition to become fully regulated within a 12-18 month period. This Letter provides a summary of these actions, and additional details are available in the Form 8-K filed on December 6, 2016, which is available at www.firstenergycorp.com/ir. Asset Sales Allegheny Energy Supply Company, LLC (AE Supply), entered into a non-binding letter of intent with an independent third party for the sale of 1,572 MW of natural gas and hydro assets including Springdale, Chambersburg, Gans, Hunlock and AE Supply’s interest in Bath County. The anticipated purchase price of $885 million would include the assumption of $305 million of unsecured debt by the buyer (AE Supply’s 5.75% Notes due 2019 and 6.75% Notes due 2039), with $580 million in expected proceeds. AE Supply’s interest in the Buchanan plant, 43 MW, is expected to be marketed in a separate sales process. Additionally, AE Supply is considering offering its 1,300 MW Pleasants plant into Monongahela Power Company’s RFP as previously disclosed. FirstEnergy Solutions (FES) Independent Board Members FES completed the process to appoint new Directors on November 16, 2016. New employee board members include Donald R. Schneider, Samuel L. Belcher and Donald A. Moul, who replace Charles E. Jones, James F. Pearson and James H. Lash. In addition, two new independent board members, John C. Blickle and James C. Boland, were appointed. Both have extensive business experience. The newly named FES Board was responsible for considering and authorizing the new credit facility discussed below. 1 Please see the Forward-looking Statements at the end of this Letter.

2 Advisors Both FE and FES have retained their own separate legal and financial advisors to help with the transition to becoming a fully regulated company, including advisors for potential asset sales, scenario planning, potential restructuring, and related processes/activities. Credit Facilities On December 6, 2016, FE and certain subsidiaries entered into several new five-year credit syndicated facilities available through December 6, 2021, and concurrently terminated previous credit facilities that were to expire March 31, 2019 as follows: • FE and its 10 regulated distribution utilities entered into a new, $4 billion revolving credit facility, an increase of $500 million vs. its previous $3.5 billion facility, • FirstEnergy Transmission, LLC and its subsidiaries entered into a $1 billion revolving credit facility, replacing a $1 billion facility, and • FE entered into a $1.2 billion term loan, replacing a $1 billion term loan and separate $200 million term loan. Other amendments in the new FE credit agreement include an incremental $5.5 billion exclusion for purposes of calculating the debt to capitalization ratio for potential future after-tax charges or write-offs related to asset impairments at FE’s unregulated generation subsidiaries, and excluding FES and AE Supply from the definition of “significant subsidiaries,” which removes them from FE’s covenants and defaults resulting from adverse judgments in excess of $100 million and eliminates lender approvals previously required for FES and AE Supply asset sales. In addition, FES and AE Supply terminated their unsecured $1.5 billion credit facility (commitments of $900 million and $600 million for FES and AE Supply, respectively). FES entered into a new, two-year secured credit facility with FE in which FE provided a commitment to make revolving loans of up to $500 million and additional secured credit support of up to $200 million. FES expects to use the new facility to conduct its ordinary course of business in lieu of borrowing under the unregulated money pool. The new facility provides FES with liquidity support through December 31, 2018, and will be secured by first mortgage bonds issued by FES’ subsidiaries, FirstEnergy Generation, LLC and FirstEnergy Nuclear Generation. LLC. FE also reaffirmed its obligations under the Intercompany Tax Allocation Agreement under which FES continues to benefit from cash tax payments. In combination, these new credit facilities and amendments provide financial flexibility for FE to transition to become a fully regulated company, and further mitigate the risks to FE of events of default under the previous credit facilities referenced above related to FES or AE Supply. Today, Moody’s Investors Service issued a note that FE’s financial restructuring activity is neutral to credit quality. Moody’s rates FES Caa1, negative outlook; AE Supply B1, negative outlook; and FE Baa3, stable outlook.

3 Upcoming FirstEnergy Investor Events Barclays Utilities Conference, Colorado December 12-13, 2016 Evercore ISI CEO Conference, Florida January 12-13, 2017 If you have any questions, please contact me at (330) 384-3859, Meghan Beringer, director of Investor Relations at (330) 384-5832, or Gina Caskey, manager of Investor Relations at (330) 384-3841. Sincerely, /s/ Irene M. Prezelj Irene M. Prezelj Vice President Investor Relations

4 Forward-looking Statements This Letter includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the speed and nature of increased competition in the electric utility industry, in general, and the retail sales market in particular; the ability to experience growth in the Regulated Distribution and Regulated Transmission segments; the accomplishment of our regulatory and operational goals in connection with our transmission investment plan, including, but not limited to, the proposed transmission asset transfer to Mid-Atlantic Interstate Transmission, LLC, and the effectiveness of our strategy to reflect a more regulated business profile; changes in assumptions regarding economic conditions within our territories, assessment of the reliability of our transmission system, or the availability of capital or other resources supporting identified transmission investment opportunities; the impact of the regulatory process and resulting outcomes on the matters at the federal level and in the various states in which we do business including, but not limited to, matters related to rates and the Electric Security Plan IV; the impact of the federal regulatory process on Federal Energy Regulatory Commission (FERC)-regulated entities and transactions, in particular FERC regulation of wholesale energy and capacity markets, including PJM Interconnection, L.L.C. (PJM) markets and FERC-jurisdictional wholesale transactions; FERC regulation of cost-of-service rates, including FERC Opinion No. 531's revised Return on Equity methodology for FERC-jurisdictional wholesale generation and transmission utility service; and FERC’s compliance and enforcement activity, including compliance and enforcement activity related to North American Electric Reliability Corporation’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM; economic or weather conditions affecting future sales and margins such as a polar vortex or other significant weather events, and all associated regulatory events or actions; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil prices, and their availability and impact on margins and asset valuations, including without limitation impairments thereon; the risks and uncertainties at the Competitive Energy Services (CES) segment, including FirstEnergy Solutions Corp. and its subsidiaries and the FirstEnergy Nuclear Operating Company, related to continued depressed wholesale energy and capacity markets, and the viability and/or success of strategic business alternatives, such as potential CES generating unit asset sales, the potential conversion of the remaining generation fleet from competitive operations to a regulated or regulated-like construct or the potential need to deactivate additional generating units; the risks and uncertainties associated with a lack of viable alternative strategies regarding the CES segment, thereby causing FES to seek protection under the bankruptcy laws and the losses, liabilities and claims arising from bankruptcy proceeding; the continued ability of our regulated utilities to recover their costs; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; other legislative and regulatory changes, and revised environmental requirements, including, but not limited to, the effects of the United States Environmental Protection Agency’s Clean Power Plan, Coal Combustion Residuals regulations, Cross- State Air Pollution Rule and Mercury and Air Toxics Standards programs, including our estimated costs of compliance, Clean Water Act (CWA) waste water effluent limitations for power plants, and CWA 316(b) water intake regulation; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings (including that such initiatives or rulemakings could result in our decision to deactivate or idle certain generating units); the uncertainties associated with the deactivation of older regulated and competitive units, including the impact on vendor commitments, such as long- term fuel and transportation agreements, and as it relates to the reliability of the transmission grid, the timing thereof; the impact of other future changes to the operational status or availability of our generating units and any capacity performance charges associated with unit unavailability; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to, the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant); issues arising from the indications of cracking in the shield building at Davis-Besse; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments, such as long-term fuel and transportation agreements; the impact of labor disruptions by our unionized workforce; replacement power costs being higher than anticipated or not fully hedged; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to continue to reduce costs and to successfully execute our financial plans designed to improve our credit metrics and strengthen our balance sheet through, among other actions, our cash flow improvement plan and other proposed capital raising initiatives; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently

5 anticipated; the impact of changes to significant accounting policies; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; further actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries' access to financing, increase the costs thereof, increase requirements to post additional collateral to support outstanding commodity positions, letters of credit and other financial guarantees; and the impact of these events on the financial condition and liquidity of FirstEnergy and/or its subsidiaries, specifically the subsidiaries within the CES segment; the risks and uncertainties surrounding FirstEnergy’s need to obtain waivers from its bank group under FirstEnergy’s credit facilities caused by a debt to total capitalization ratio, as defined under each of such credit facilities, in excess of 65% resulting from impairment charges or other events at CES; changes in national and regional economic conditions affecting us, our subsidiaries and/or our major industrial and commercial customers, and other counterparties with which we do business, including fuel suppliers; the impact of any changes in tax laws or regulations or adverse tax audit results or rulings; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system that may compromise our generation, transmission and/or distribution services and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information regarding our business, employees, shareholders, customers, suppliers, business partners and other individuals in our data centers and on our networks; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission (SEC) filings, and other similar factors. Dividends declared from time to time on FirstEnergy Corp.'s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.'s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update, except as required by law, any forward- looking statements contained herein as a result of new information, future events or otherwise.